                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY


                                     WAIVER


            WAIVER dated as of February 16, 2001 (this "WAIVER"), to Credit Agreement dated as of October 27, 2000 (the "CREDIT AGREEMENT"), each among U.S. INDUSTRIES, INC. (formerly known as USI, Inc.), a Delaware corporation ("USI"), USI GLOBAL CORP., a Delaware corporation ("USI GLOBAL"), USI AMERICAN HOLDINGS, INC., a Delaware corporation ("USI AMERICAN"; USI, USI Global and USI American are each referred to herein, individually, as a "BORROWER", and, collectively, as the "BORROWERS"), USI ATLANTIC CORP. (formerly known as U.S. Industries, Inc.), a Delaware corporation ("USI ATLANTIC"; USI and USI Atlantic are each individually referred to herein as a "GUARANTOR PARTY", and collectively, as the "GUARANTOR PARTIES"), and BANK OF AMERICA, N.A., as administrative agent for itself and the other Banks which may hereafter become a party to the Credit Agreement (in such capacity, the "AGENT"), and as the sole Bank party to the Credit Agreement (in such capacity, the "BANK"). Capitalized terms used without definition in this Waiver shall have the respective meanings provided in the Credit Agreement.


                              W I T N E S S E T H:
                              - - - - - - - - - -

            WHEREAS, the Borrowers have notified the Agent and the Bank that the Borrowers are not in compliance with the requirements of the Consolidated Leverage Ratio covenant under Section 7.10(a) of the Credit Agreement, and have requested that the Bank waive the requirements of said Section and any Event of Default arising by reason of such non-compliance; and

            WHEREAS, the Bank is, on the terms and conditions stated below, willing to grant the request of the Borrowers as hereinafter set forth;

            NOW, THEREFORE, the parties agree as follows:

            SECTION 1. TEMPORARY WAIVER. The requirements of Section 7.10(a) of the Credit Agreement as in effect prior to the date the Amendment to the Credit Agreement dated as of the date hereof among the Borrowers, USI Atlantic and the Bank becomes effective and any Event of Default arising by reason of the Borrowers' failure to comply with said Section as then in effect are, effective as of December 30, 2000, and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby waived for all purposes of the Credit Agreement for the period prior to the date such Amendment becomes effective.

            SECTION 2. CONDITIONS OF EFFECTIVENESS. This Waiver shall become effective as of December 30, 2000 when, and only when, the Agent shall have received counterparts of this Waiver executed by each of the Borrowers, USI Atlantic, and the Bank. This Waiver is subject to the provisions of Section
11.01 of the Credit Agreement.

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                                       2


            SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. The Borrowers represent and warrant as follows, on and as of the date hereof after giving effect to this Waiver (and except as specifically waived pursuant to this Waiver):

            (a) the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date; and

            (b) no event has occurred and is continuing that constitutes a Default.

            SECTION 4. EFFECT ON THE CREDIT AGREEMENT. (a) On and after the effectiveness of this Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as waived by this Waiver.

            (b) The Credit Agreement, as specifically waived by this Waiver, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents.

            SECTION 5. CONSENT OF GUARANTOR PARTIES. Each Guarantor Party hereby consents to the Credit Agreement, as waived by this Waiver.

            SECTION 6. EXECUTION IN COUNTERPARTS. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver.

            SECTION 7. GOVERNING LAW. This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.



                                      * * *

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                                 Signature Page


            IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    U.S. INDUSTRIES, INC.


                                    By:
                                       ---------------------------------
                                       Title: VP & Chief Financial Officer


                                    By:
                                       ---------------------------------
                                       Title: Assistant Treasurer


                                    USI GLOBAL CORP.


                                    By:
                                       ---------------------------------
                                       Title: VP & Chief Financial Officer


                                    By:
                                       ---------------------------------
                                       Title: Assistant Treasurer


                                    USI AMERICAN HOLDINGS, INC.


                                    By:
                                       ---------------------------------
                                       Title: VP & Chief Financial Officer


                                    By:
                                       ---------------------------------
                                        Title: Assistant Treasurer


                                    USI ATLANTIC CORP.


                                    By:
                                       ---------------------------------
                                    Title: VP & Chief Financial Officer


                                    By:
                                       ---------------------------------
                                    Title: Assistant Treasurer

                                 Signature Page





                                    BANK OF AMERICA, N.A., as Agent,
                                       and as a Bank


                                    By:
                                       ---------------------------------
                                       Title: Managing Director